Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events
25.	Subsequent Events:

(a)
Dividend on Series D Preferred Shares: On July 15, 2025, the Company paid to Toro a dividend (declared on June 27, 2025) amounting to $1,250,000 on the Series D Preferred Shares for the dividend period from April 15, 2025 to July 14, 2025.

(b)
Sale and Leaseback of the M/V Magic Thunder: On July 29, 2025, the Company successfully completed a sale and leaseback transaction for the M/V Magic Thunder, a 2011-built Kamsarmax bulk carrier vessel with a Japanese counterparty. The bareboat financing amounts to $14.6 million, has a duration of five years, and a purchase option for the Company, beginning at the end of the second year of the bareboat charter period.

(c)
Issuance of Series E Preferred Shares to Toro: On September 29, 2025, the Company agreed to issue 60,000 Series E Cumulative Perpetual Convertible Preferred Shares (the “Series E Preferred Shares”) having a stated amount of $1,000 each to Toro for a total consideration of $60.0 million in cash. The distribution rate of the Series E Preferred Shares is 8.75%, paid quarterly, and they are convertible into common shares of Castor from the first anniversary of the issue date at a conversion price equal to the 5-day value weighted average price immediately preceding the conversion, subject to a minimum conversion price of $0.30. The Company may at its option redeem the Series E Preferred Shares, in whole or in part, at any time, on or after October 30, 2025, for a cash consideration equal to 100% of the stated amount plus any accrued and unpaid distributions up until that date. This transaction and its terms were approved by the board of directors of Castor and Toro at the recommendation of their respective independent committees who negotiated the transaction.